UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: November 26, 2012
(Date of earliest event reported)

CMG HOLDINGS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada --------------------------------	000-51770 --------------------------------	87-0733770 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Biscayne Boulevard
Miami, FL 33137
----------------------------------
(Address of principal executive offices) (Zip Code)

(305) 751-0588
---------------------------------------------------------------
(Registrant’s telephone no., including area code)

---------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01. Other Events.

On November 26, 2012, after close of business, the Company received correspondence from a representative of certain stockholders of the Company purportedly containing a written consent of a majority of the shareholders of the Company to the amendment of the Company's by-laws. The Company believes that said notice does not represent a majority of the stockholders of the Company and otherwise fails to comply with the Company's articles of incorporation or by-laws and is therefore a nullity.  The Company makes this disclosure only in compliance with possible regulatory disclosure requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CMG HOLDINGS, INC.

Date: Novmeber 28, 2012	/s/ JAMES ENNIS
Name: James Ennis
Its: Chief Executive Officer and
Chairman of the Board

Date: Novmeber 28, 2012	/s/ MICHAEL VANDETTY
Name: Michael Vandetty
Its: Chief Legal Counsel and
Director